Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Chiasma, Inc. (the “Company”) for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark J. Fitzpatrick, President, Chief Executive Officer and Director (Principal Executive Officer and Principal Financial Officer) of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to his knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated in the Report.

Date: November 8, 2018	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President, Chief Executive Officer and Director
(Principal Executive Officer and Principal Financial Officer)